20221206073201

COMMONWEALTH OF PENNSYLVANIA
Department of State
Bureau of Corporations and Charitable Organizations
PO Box 8721
Harrisburg, Pennsylvania 17105-8721

UCC FINANCING STATEMENT AMENDMENT (UCC 3)
Fee: $84

Pennsylvania Department of State
-FILED-
Amendment #: 20221206073201
Date Filed: 12/6/2022

B0464-9539 12/06/2022 12:11 PM Received by Pennsylvania Department of State

Filer contact information

Contact Name	John Raymond
Phone Number	(419) 575-7749
Email Address	john.raymond@smarterguys.com

Submitter information

Name	John Raymond
Address	JOHN RAYMOND 831 W NORTH AVE PITTSBURGH, PA 15233-1616

Amendment Information

Initial Financing Statement File Number	2020081002329
Date Filed	08/10/2020

Amendment Actions

☒ Termination

UCC3 Addendum

☐ Check here if fields 15 - 18 of the UCC3 addendum are required for this lien.

Name of SECURED PARTY of record authorizing this amendment

☒ If this is an amendment authorized by a DEBTOR, check here and select the name of the authorizing debtor.

Authorizing Debtor Party Name	SMARTSOLUTION TECHNOLOGIES LP

Optional Filer Reference Data